SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.   20549
                      ________________

                          FORM 8-K
                      ________________

                       Current Report
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 1, 1997
                                                  ---------------

                    ATLANTIC RICHFIELD COMPANY
  ----------------------------------------------------------
    (Exact name of registrant as specified in its charter)

                             Delaware
  ----------------------------------------------------------
         (State or other jurisdiction of incorporation)

          1-1196                                  23-0371610
  -------------------------                  --------------------
  (Commission File Number)                      (IRS Employer
                                              Identification No.)

 515 South Flower Street, Los Angeles, California      90071
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     (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (213) 486-3511
                                                    --------------

                          Not Applicable
 --------------------------------------------------------------
  (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     Press Release, dated April 1, 1997, announcing evaluation of ARCO's likely withdrawal from its worldwide coal business.


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

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ATLANTIC RICHFIELD COMPANY


                                   /s/ ALLAN L. COMSTOCK
                                 _____________________________
                                 Allan L. Comstock
                                 Vice President and Controller

Dated:  April 2, 1997

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